Exhibit 10.57

Execution Version

SECOND OMNIBUS AMENDMENT TO

CONSTRUCTION LOAN DOCUMENTS

Project commonly know as the

“Residences at Kapalua Bay”

THIS SECOND OMNIBUS AMENDMENT TO CONSTRUCTION LOAN DOCUMENTS (the “Second Amendment”) is made as of February 11, 2009, by and among KAPALUA BAY, LLC (“Borrower”), CENTRAL PACIFIC BANK, a Hawaii bank (“Central Pacific”), DEUTSCHE HYPOTHEKENBANK (ACTIEN-GESELLSCHAFT) (“Deutsche Hypo”), LANDESBANK BADEN-WÜRTTEMBERG (“LBBW”), SWEDBANK AB (PUBL), NEW YORK BRANCH (“Swedbank”), MH KAPALUA VENTURE, LLC (“MH Kapalua”), LEHMAN BROTHERS HOLDINGS INC. (“LBHI;” LBHI, Central Pacific, Deutsche Hypo, LBBW, Swedbank and MH Kapalua being referred to herein individually as a “Lender” and collectively as the “Lenders”), Central Pacific as agent for the Lenders (the “Agent”), MAUI LAND & PINEAPPLE COMPANY, INC. (“ML&P”), THE RITZ-CARLTON DEVELOPMENT COMPANY, INC. (“Ritz-Carlton”), EXCLUSIVE RESORTS DEVELOPMENT COMPANY, LLC (“ERDC”; ERDC, ML&P and Ritz Carlton being referred to herein individually as a “Guarantor” and collectively as “Guarantors”), KAPALUA BAY HOLDINGS, LLC (“Holdings”), EXCLUSIVE RESORTS, LLC (“Exclusive Resorts”) and MARRIOTT INTERNATIONAL, INC. (“MII”).

RECITALS

A.            Borrower is the fee owner of that certain tract of land located in Lahaina, Maui, Hawaii, and being more fully described in Exhibit A-1 of the Amended and Restated Loan Agreement (as defined below) (the “Development Land”).

B.            Borrower is the owner of a leasehold interest in that certain tract of land located in Lahaina, Maui, Hawaii, and being more fully described in Exhibit A-2 of the Amended and Restated Loan Agreement (the “Spa Land”; and collectively with the Development Land, the “Land”).

C.            Borrower is developing a residential development on the Development Land and has submitted the Development Land to a condominium property and fractional ownership regime which includes for-sale Residential Condominium Units and Fractional Ownership Units.  The Spa Land is being developed as a Spa for the benefit of the guests and residents of the Project.  The Land, the Spa and the other Improvements and the Personal Property located thereon are collectively sometimes referred to as the “Project”.

D.            LBHI, as lender, and Borrower, as borrower, entered into a Construction Loan Agreement, dated as of July 14, 2006, as amended from time to time (the “Original Construction Loan Agreement”), pursuant to which LBHI agreed to make a loan to Borrower in the aggregate amount of up to $370,000,000 to finance in part the construction of the Project (the “Original Loan”).

E.             LBHI and Borrower entered into a Note Splitter and Reaffirmation Agreement, dated as of January 26, 2007, pursuant to which the original note delivered by Borrower pursuant to the Original Construction Loan Agreement was split, divided and apportioned into the following six separate promissory notes delivered by Borrower to LBHI: (i) the Amended, Severed and Restated Promissory Note (Note A-1) in the principal amount of $30,000,000 (the “Split Note A-1”), (ii) the Amended, Severed and Restated Promissory Note (Note A-2) in the principal amount of $25,000,000 (the “Split Note A-2”); (iii) the Amended, Severed and Restated Promissory Note (Note A-3) in the principal amount of $25,000,000 (the “Split Note A-3”); (iv) the Amended, Severed and Restated Promissory Note (Note A-4) in the principal amount of $15,000,000 (the “Split Note A-4”); (v) Amended, Severed and Restated Promissory Note (Note A-5) in the principal amount of $255,000,000 (the “Split Note A-5” and together with Note A-1, Note A-2, Note A-3 and Note A-4, collectively, the “Split A Notes”); and (vi) the Amended, Severed and Restated Promissory Note (Note B) in the principal amount of $20,000,000 (the “Split Note B”, and collectively with the Split A Notes, the “Split Notes”).

F.             Pursuant to Assignment and Assumption Agreements, each dated February 1, 2007, LBHI subsequently assigned the Split Note A-1 to Central Pacific, the Split Note A-2 to Landesbank Sachsen Girozentrale (predecessor in interest to LBBW) and the Split Note A-3 to Deutsche Hypo.  LBHI retained the Split Note A-4, the Split Note A-5 and the Split Note B.  Swedbank subsequently became the assignee and successor-in-interest to the Split Note B.

G.            Pursuant to the Co-Lending Agreement, dated as of February 1, 2007, as amended from time to time (the “Co-Lending Agreement”), among LBHI, as agent, and the holders of the Split Notes, the holders of the Split Notes appointed LBHI as agent for the holders of the Split Notes (in such capacity, the “Prior Agent”).

H.            Pursuant to a Master Assignment and Assumption and Modification Agreement, dated as of the date hereof, among Prior Agent, the holders of the Split

Notes, the Lenders and Borrower, the holders of the Split Notes assigned their outstanding loans and a portion of their funding commitments under the Original Construction Loan Agreement to the Lenders and the remaining portion of the unfunded loan commitment of the Split Note Holders under the Original Construction Loan Agreement was cancelled, and a portion of the outstanding balance of the Split Note B was repaid.

I.              Pursuant to a letter agreement dated as of the date hereof among Borrower, the Lenders and the Prior Agent as resigning agent and the Agent as successor agent, (i) the Prior Agent resigned as agent for the Lenders, (ii) Agent was appointed the successor agent for the Lenders and (iii) the Prior Agent assigned to the Agent its rights and privileges as agent under the Co-Lending Agreement and the Loan Documents.

J.             Borrower, the Lenders and Agent have entered into an Amended and Restated Construction Loan Agreement (the “Amended and Restated Loan Agreement”), dated as of the date hereof, which amends and restates the Original Loan Agreement in its entirety and supersedes and terminates the Co-Lending Agreement.

K.            Borrower, Agent, the Lenders, Guarantors, Holdings, Exclusive Resorts, and MII hereto desire to modify and amend the Loan Documents in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Agent, the Lenders, Guarantors, Holdings,  Exclusive Resorts and MII, intending to be legally bound, do hereby covenant and agree as follows:

1.             Recitals and Definitions. The recitals set forth herein are true and accurate and are incorporated herein by reference. Capitalized terms which are not specifically defined herein shall have the meanings set forth in the Amended and Restated Loan Agreement.

2.             Amendments to Loan Documents.  The Loan Documents, other than the Amended and Restated Loan Agreement, are hereby amended, supplemented and modified as of the date hereof as follows:

(a)           All references in the Loan Documents to the “Note” shall mean and refer, collectively, to the Facility A Notes, the Facility B-1 Notes, the Facility B-2 Notes,

the Facility C-1 Notes and the Facility C-2 Notes.

(b)           All references in the Loan Documents to the “Loan” shall mean the Loans.

(c)           All references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents.

(d)           All references in the Loan Documents to the “Loan Agreement” shall mean the Original Loan Agreement, as amended and restated by the Amended and Restated Loan Agreement, as the same may be amended, modified and supplemented from time to time.

(e)           All references in the Loan Documents to the “CM Agreement” shall mean the Project Management Development Agreement between Kapalua Bay, LLC and The Ritz Carlton Development Company, Inc. dated as of October 1, 2004, as amended by the First Addendum to Project Management Development Agreement, dated as of January 21, 2009, as the same may be further amended, modified and supplemented from time to time.

(f)            All references in the Loan Documents to any Loan Document shall be deemed to mean such Loan Document, as modified by this Second Amendment or the Second Omnibus Amendment to Recorded Construction Loan Documents dated as of the date hereof (the “Second Amendment to Recorded Loan Documents”), as the case may be, as the same may be further amended, modified and supplemented from time to time.

(g)           Each reference to “Lender” under any Loan Document, other than the Amended and Restated Loan Agreement and other than the Notes, shall mean (i) in the context of any reference to the Loans or to the Notes, the Lenders or a Lender, as the context may require, and (ii) in all other respects, Central Pacific, as Agent, and its successors and assigns in such capacity.

(h)           All notices to be sent to “Lender” under any Loan Document, other than the Amended and Restated Loan Agreement and other than the Notes, shall be sent to Agent, as follows:

Central Pacific Bank, as Agent

220 South King Street, Suite 2000

Honolulu, Hawaii 96813

Attention: Ryan M. Harada

Telecopy: 808-544-0719

Telephone: 808-544-0714

With a copy to:

TriMont Real Estate Advisors, Inc.

Monarch Tower

3424 Peachtree Road NE, Suite 2200

Atlanta, Georgia 30326

Attention: Nancy A. Wilson

Telecopy: 404-582-8759

Telephone: 404-954-5284

(i)            The rules of construction set forth in Section 2.2 of the Amended and Restated Loan Agreement shall apply to each Loan Document as if fully set forth therein.

3.             Amendments to Pledge of Accounts, Security Agreement and Rights to Payment.  The Pledge of Accounts, Security Agreement and Rights to Payment is hereby amended as of the date hereof as follows:

(a)               Section 1 is hereby restated as follows:

“1.  PLEDGE OF ACCOUNTS AND GRANT OF SECURITY INTEREST.  For valuable consideration, the undersigned, KAPALUA BAY LLC, a Delaware limited liability company (“Debtor”), hereby assigns and pledges to CENTRAL PACIFIC BANK, a Hawaii bank (“Agent”), and hereby grants, assigns and transfers to Agent a security interest in the following property, rights, agreements, escrow accounts, deposit accounts, accounts receivable, chattel paper, instruments, documents and general intangibles or other rights to payment (collectively called the “Collateral”):

(i)  all Condominium Deposit Accounts, including, without limitation, Escrow Agent’s Account No. 0003-232433 at Bank of Hawaii, in their 130 Merchant Street, Honolulu, HI 96813, branch (collectively, the “Accounts”), which now or hereafter may be held for Debtor, including by First American Title Company, Inc., as agent (“Escrow Agent”) and all certificates and instruments, if any, from time to time representing or evidencing the Condominium Deposits, as well as all Contract Deposits held in the Accounts to the extent permitted under applicable law;

(ii)  the Condominium Release Payment Account and all amounts held in such account;

(iii)  the Facility A Excess Proceeds Account and all amounts held in such account;

(iv)  the Expense Reserve Account and all amounts held in such account; and

(v)  to the extent not otherwise included, all Proceeds and products of any of the foregoing.

For purposes of this Agreement, “Proceeds” shall mean all renewals thereof, including all securities, guaranties, warranties, indemnity agreements, insurance policies, purchase and upgrade agreements, and other agreements pertaining to the same or the property described therein, together with whatever is receivable or received when any of the Collateral or proceeds thereof are sold, collected, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, (a) all accounts, contract rights, chattel paper, instruments, general intangibles and rights to payment of every kind now or at any time hereafter arising from any such sale, lease, collection, exchange or other disposition of any of the foregoing, (b) all rights to payment, including returned premiums, with respect to any insurance relating to any of the foregoing, and (c) all rights to payment with respect to any cause of action affecting or relating to any of the foregoing (hereinafter called “Proceeds”).”

(b)              All references to “Default Interest Rate” shall mean the “Default Rate”.

(c)               All references to “Purchasers” shall mean the purchasers under any Contract of Sale.

(d)              All references to “Residence Apartments Purchase Agreements” shall mean the Contracts of Sale.

(e)               All references to “Sales Agreement Deposits” shall mean Contract Deposits.

(f)               All references to “Sales Deposit Escrow Account” shall mean the Condominium Deposit Account.

4.             Environmental Indemnity.  The Environmental Indemnity is hereby amended as of the date hereof by deleting “Article 23 of the Loan Agreement” in Section 17 and inserting in lieu thereof “Article XXIV of the Loan Agreement.”

5.             Completion Guaranty.  The Completion Guaranty is hereby amended as of the date hereof as follows:

(a)               Section 4 is amended by deleting “Section 12.1 of the Loan Agreement” and inserting in lieu thereof “Section 11.1 of the Loan Agreement.”

(b)              Section 13 is amended by deleting “Article 23 of the Loan Agreement” and inserting in lieu thereof “Article XXIV of the Loan Agreement.”

6.             Recourse Guaranty.  The Recourse Guaranty is hereby amended as of the date hereof by deleting “Article 23 of the Loan Agreement” in Section 10 and inserting in lieu thereof “Article XXIV of the Loan Agreement.”

7.               Ratification of Loan Documents; No Defenses. Except as expressly modified and amended herein and in the Second Amendment to Recorded Loan Documents, as the case may be, all of the terms, covenants, promises, warranties, representations and conditions of the Loan Documents shall remain in full force and effect.  The Loan Documents, as amended by this Second Amendment and the Second Amendment to Recorded Loan Documents, as the case may be, are hereby acknowledged, ratified, confirmed, authorized, approved and affirmed in all respects. Borrower hereby acknowledges, confirms and warrants to Agent and Lenders that as of the date of this Second Amendment it has no defenses, claims, rights of set-off or counterclaims against Agent or Lenders under, arising out of, or in connection with any of the Loan Documents to which it is a party or against any of the indebtedness evidenced, advanced or secured thereby, any and all of which Borrower hereby expressly waives.

8.               Joinder and Ratification by Guarantors. Each Guarantor hereby acknowledges, ratifies, confirms and affirms that the Facility A Notes, the Facility B-1 Notes, the Facility B-2 Notes, the Facility C-1 Notes and the Facility C-2 Notes have been issued as set forth in the Amended and Restated Loan Agreement.  The Loan Documents, as amended by this Second Amendment, and the Keep Whole Letters are hereby acknowledged, ratified, confirmed, authorized and approved and affirmed in all respects by each Guarantor.  Each Guarantor hereby reaffirms and ratifies its obligations, representations and warranties under the Guaranties to Agent and Lenders with respect to its obligations under each Note. Each Guarantor hereby acknowledges, confirms and warrants to Agent and Lenders that as of the date of this Second Amendment it has no defenses, claims, rights of set-off or counterclaims against Agent or Lenders under, arising out of, or in connection with any of the Loan Documents, to which it is a party, including the Keep Whole Letters and Guaranties, or against any of the indebtedness evidenced, advanced or guarantied thereby, any and all of which each Guarantor hereby expressly waives.

9.               Joinder and Ratification by Holdings. Holdings hereby acknowledges, ratifies, confirms and affirms that the Facility A Notes, the Facility B-1 Notes, the Facility B-2 Notes, the Facility C-1 Notes and the Facility C-2 Notes have been issued as set forth in the Amended and Restated Loan Agreement.  The Loan Documents, as amended by this Second Amendment, including the Pledge and Security Agreement, are hereby acknowledged, ratified, confirmed, authorized and approved and affirmed in all respects by Holdings. Holdings hereby reaffirms and ratifies its respective obligations, representations and warranties under of the Loan Documents to which it is a party to Agent and Lenders with respect to their obligations under each Note. Holdings hereby acknowledges, confirms and warrants to Agent and Lenders that as of the date of this Second Amendment it has no defenses, claims, rights of set-off or counterclaims against Agent and Lenders under, arising out of, or in connection with any of the Loan Documents to which it is a party, including the Pledge and Security Agreement, or against any of the indebtedness evidenced, advanced or guarantied thereby, any and all of which Holdings hereby expressly waives.

10.             Joinder and Ratification by Exclusive Resorts. Exclusive Resorts

hereby acknowledges, ratifies, confirms and affirms that the Facility A Notes, the Facility B-1 Notes, the Facility B-2 Notes, the Facility C-1 Notes and the Facility C-2 Notes have been issued as set forth in the Amended and Restated Loan Agreement. The Loan Documents, as amended by this Second Amendment, including the Price Protection Letter and the Keep Whole Letters, are hereby acknowledged, ratified, confirmed, authorized and approved and affirmed in all respects by Exclusive Resorts. Exclusive Resorts hereby reaffirms and ratifies its obligations, representations and warranties under any of the Loan Documents to which it is a party, including the Price Protection Letter and the Keep Whole Letters, to Agent and Lenders.  Exclusive Resorts hereby acknowledges, confirms and warrants to Agent and Lenders that as of the date of this Second Amendment it has no defenses, claims, rights of set-off or counterclaims against Agent and Lenders under, arising out of, or in connection with any of the Loan Documents to which it is a party, including the Price Protection and the Keep Whole Letters or against any of the indebtedness evidenced, advanced or guarantied thereby, any and all of which Exclusive Resorts hereby expressly waives.

11.             Joinder and Ratification by MII. MII hereby acknowledges, ratifies, confirms and affirms that the Facility A Notes, the Facility B-1 Notes, the Facility B-2 Notes, the Facility C-1 Notes and the Facility C-2 Notes have been issued as set forth in the Amended and Restated Loan Agreement. The Loan Documents, as amended by this Second Amendment, including the Keep Whole Letters, are hereby acknowledged, ratified, confirmed, authorized and approved and affirmed in all respects by MII.  MII hereby reaffirms and ratifies its obligations, representations and warranties under any of the Loan Documents to which it is a party, including the Keep Whole Letters, to Agent and Lenders.  MII hereby acknowledges, confirms and warrants to Agent and Lenders that as of the date of this Second Amendment it has no defenses, claims, rights of set-off or counterclaims against Agent and Lenders under, arising out of, or in connection with any of the Loan Documents to which it is a party, including the Keep Whole Letters or against any of the indebtedness evidenced, advanced or guarantied thereby, any and all of which MII hereby expressly waives.

12.             Confirmation of Lien. Borrower acknowledges and agrees that the Mortgage, as amended, constitutes a valid first lien upon the Land in favor of Agent and that the Loan Documents constitute valid and binding agreements of obligations of the parties thereto with respect to the Loans. The Property is and shall remain subject to and encumbered by the respective liens, charges and encumbrances of the Mortgage and nothing herein shall affect or be construed to affect the lien, charge or encumbrance of the

Mortgage or the priority thereof or of this Second Amendment over other liens or encumbrances.

13.             No Oral Modification. This Second Amendment may not be amended except upon the written agreement of all of the parties hereto; provided that the foregoing shall not limit or modify the provisions set forth in Section 23.2 of the Amended and Restated Loan Agreement relating to amendments, waivers and modifications of the Loan Documents.

14.             Binding Upon Successors and Assigns. This Second Amendment shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns under the Amended and Restated Loan Agreement.

15.             Headings. The headings of the sections and subsections of this Second Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

16.             Validity of Provisions. Any provision of this Second Amendment which may prove unenforceable under law shall not affect the validity of the other provisions hereof.

17.             Judicial Interpretation. Should any provision of this Second Amendment, the Amended and Restated Loan Agreement or any of the other Loan Documents require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation of this Second Amendment.

18.             Time: Construction; Exhibits and Schedules. All references to the singular or plural number or masculine, feminine or neuter gender shall, as the context requires, include all others. All references to sections, paragraphs, and exhibits are to this Second Amendment unless otherwise specifically noted. The use of the words “hereof’, “hereunder,” “herein” and words of similar import shall refer to this entire Second Amendment and not to any particular section, paragraph or portion of this Second Amendment unless otherwise specifically noted. All exhibits attached hereto are by this reference made a part of this Second Amendment for all purposes.

19.             Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or electronic transmission of a PDF file shall be effective delivery of a manually executed counterpart of this Second Amendment.

20.             Governing Law. THIS SECOND AMENDMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECOND AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF BORROWER. HOLDINGS, GUARANTOR, EXCLUSIVE RESORTS AND MII HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS SECOND AMENDMENT, AND THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF.  NOTWITHSTANDING THE FOREGOING, PROVISIONS IN THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY, ENFORCEMENT AND FORECLOSURE OF THE LIENS AND SECURITY INTERESTS CREATED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROJECT IS LOCATED.

21.             Conflicting Provisions. In the event of any conflict between this Second Amendment or any of the Loan Documents, other than the Amended and Restated Loan Agreement, the terms of this Second Amendment shall govern and control.  In the event of any conflict between this Second Amendment and the Amended and Restated Loan

Agreement, the terms of the Amended and Restated Loan Agreement shall govern and control.  Whenever possible, the provisions of this Second Amendment shall be deemed supplemental to and not in derogation of the terms of the Notes, the Amended and Restated Loan Agreement and the other Loan Documents.

22.             Entire Agreement. The Amended and Restated Loan Agreement and the other Loan Documents, as modified by this Second Amendment or the Second Amendment to Recorded Loan Documents, as the case may be, and the other documents executed and delivered in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof, and all understandings (oral or written) and agreements heretofore had among the parties are merged in or contained in such documents.

23.             SUBMISSION TO JURISDICTION. TO THE GREATEST EXTENT PERMITTED BY LAW, EACH OF BORROWER. HOLDINGS, GUARANTOR, EXCLUSIVE RESORTS AND MII HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALLING OF ASSETS BY THE AGENT. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS SECOND AMENDMENT (EACH, A “PROCEEDING”), EACH OF BORROWER. HOLDINGS, GUARANTOR, EXCLUSIVE RESORTS AND MII IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE CIRCUIT COURT OF THE SECOND CIRCUIT, STATE OF HAWAII, THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF HAWAII, OR ANY FEDERAL OR STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK, AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS SECOND AMENDMENT SHALL PRECLUDE THE AGENT OR ANY LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. EACH OF BORROWER. HOLDINGS, GUARANTOR, EXCLUSIVE RESORTS AND MII FURTHER AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF

PROCESS IN ANY PROCEEDING IN THE CIRCUIT COURT OF THE SECOND CIRCUIT, STATE OF HAWAII, THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF HAWAII, OR ANY FEDERAL OR STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK, MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO EACH OF BORROWER. HOLDINGS, GUARANTOR, EXCLUSIVE RESORTS AND MII AT THE ADDRESS INDICATED IN THE AMENDED AND RESTATED LOAN AGREEMENT, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF SUCH PARTY SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

24.             WAIVER OF JURY TRIAL. BORROWER, HOLDINGS, GUARANTOR, EXCLUSIVE RESORTS AND MII, LENDERS AND AGENT HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY FOREVER WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS SECOND AMENDMENT OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECOND AMENDMENT, THE AMENDED AND RESTATED LOAN AGREEMENT, THE NOTES OR ANY OTHER DOCUMENTS EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY OR THE EXERCISE BY ANY PARTY OF ITS RIGHTS UNDER THIS SECOND AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR IN ANY WAY ARISING OUT OF OR RELATED IN ANY MANNER WITH THE SUBJECT MATTER HEREOF OR THEREOF (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS SECOND AMENDMENT OR ANY OF THE LOAN DOCUMENTS AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). EACH OF BORROWER. HOLDINGS, GUARANTOR, EXCLUSIVE RESORTS AND MII ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR AGENT AND THE LENDERS TO ENTER INTO AND ACCEPT THIS SECOND AMENDMENT.

25.             Further Assurances. Each party hereto agrees promptly to do, make, execute and deliver all such additional and further acts, things, deeds, assurances, instruments and documents as the other party may reasonably request to vest in and assure to the requesting party its rights (and/or to confirm the agreements and obligations of the non-requesting party) hereunder or under any of the Loan Documents. Without limitation of the foregoing, each party agrees to provide such assurances concerning the effectiveness of this Second Amendment as the other party may reasonably request.

[remainder of page intentionally left blank; signature pages follow]

[Signature Page to Second Omnibus Amendment to Construction Loan Documents]

                IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

KAPALUA BAY, LLC

By:	Kapalua Bay Holdings, LLC, its Managing Member

	By:		MLP KB Partner LLC, its Managing Member

	By:		Maui Land & Pineapple Company, Inc., Managing Member

	By:	/s/ Adele H. Sumida
		Name:	Adele H. Sumida
		Title:	Controller & Secretary

	By:	/s/ Randall H. Endo
		Name:	Randall H. Endo
		Title:	Vice President

CENTRAL PACIFIC BANK, as Agent

By:	/s/ Ryan M. Harada
	Name:	Ryan M. Harada
	Title:	Executive Vice President

CENTRAL PACIFIC BANK

By:	/s/ Ryan M. Harada
	Name:	Ryan M. Harada
	Title:	Executive Vice President

DEUTSCHE HYPOTHEKENBANK (ACTIEN-GESELLSCHAFT)

By:	/s/ Dirk Wilke
	Name:	Dirk Wilke
	Title:	authorized officer

By:	/s/ Michael Muller
	Name:	Michael Muller
	Title:	authorized officer

LANDESBANK BADEN-WÜRTTEMBERG

By:	/s/ Diet Milhelm
	Name:	Dietmar Wilhelm
	Title:	Vice President

By:	/s/ Nicole Schumacher
	Name:	Nicole Schumacher
	Title:	Assistant Vice President

SWEDBANK AB (PUBL), NEW YORK BRANCH

By:	/s/ John Matthews
	Name:	John Matthews
	Title:	General Manager

By:	/s/ Donald Weiss
	Name:	Donald Weiss
	Title:	Vice President

LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, as debtor and debtor in possession in its Chapter 11 case in the United States Bankruptcy Court for the Southern District of New York

By:	/s/ Gerald D. Pietroforte
	Name:	Gerald D. Pietroforte
	Title:	Authorized Signatory

MH KAPALUA VENTURE, LLC

By:	Marriott Two Flags, LP, its sole member

	By:	Marriott Ownership Resorts, Inc.,
its general partner

	By:	/s/ William J. Tennis
	Name:	William J. Tennis
	Title:	Vice President

MAUI LAND & PINEAPPLE COMPANY, INC.

By:	/s/ Adele H. Sumida
	Name:	Adele H. Sumida
	Title:	Controller & Secretary

By:	/s/ Randall H. Endo
	Name:	Randall H. Endo
	Title:	Vice President

THE RITZ-CARLTON DEVELOPMENT COMPANY

By:	/s/ William J. Tennis
	Name:	William J. Tennis
	Title:	Vice President

EXCLUSIVE RESORTS DEVELOPMENT COMPANY, LLC

By:	/s/ Brent L. Handler
	Name:	Brent L. Handler
	Title:	President

EXCLUSIVE RESORTS, LLC

By:	/s/ Brent L. Handler
	Name:	Brent L. Handler
	Title:	President

MARRIOTT INTERNATIONAL, INC.

By:	/s/ William J. Tennis
	Name:	William J. Tennis
	Title:	Vice President

KAPALUA BAY HOLDINGS, LLC

By:	MLP KB Partner LLC, its Managing Member

	By:	Maui Land & Pineapple Company, Inc., Managing Member

	By:	/s/ Adele H. Sumida
		Name:	Adele H. Sumida
		Title:	Controller & Secretary

	By:	/s/ Randall H. Endo
		Name:	Randall H. Endo
		Title:	Vice President